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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-19103 and No. 333-19099) of Cabot Corporation of our report dated June 6, 2003 relating to the financial statements of the Cabot Retirement Savings Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

Boston, MA
June 27, 2003